POWER OF ATTORNEY
The undersigned trustee of AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST), AIM EQUITY FUNDS (INVESCO EQUITY FUNDS), AIM FUNDS GROUP (INVESCO FUNDS GROUP), AIM GROWTH SERIES (INVESCO GROWTH SERIES), AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS), AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS), AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS), AIM SECTOR FUNDS (INVESCO SECTOR FUNDS), AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXMPT FUNDS) and AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS), each a Delaware statutory trust (each a “Registrant”, together the “Registrants”), hereby appoints PHILIP A. TAYLOR and JOHN M. ZERR (with full power to each of them to act alone) as his attorney-in-fact and agent, in all capacities, to execute, deliver and file in the name of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable each Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to each Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

CAUTION TO THE PRINCIPAL:
Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     The undersigned trustee hereby executes this Power of Attorney as of the 8th day of November, 2010.

/s/ Carl Frischling
Carl Frischling

EXHIBIT A
     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Target Fund	Acquiring Fund
Invesco Van Kampen California Insured Tax Free Fund	Invesco California Tax-Free Income Fund
Invesco Core Bond Fund	Invesco Core Plus Bond Fund
Invesco Van Kampen Core Plus Fixed Income Fund	Invesco Core Plus Bond Fund
Invesco Select Equity Fund	Invesco Structured Core Fund
Invesco Van Kampen Equity Premium Income Fund	Invesco Structured Core Fund
Invesco Large Cap Growth Fund	Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Capital Growth Fund	Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Enterprise Fund	Invesco Van Kampen American Franchise Fund
Invesco Balanced Fund	Invesco Van Kampen Equity and Income Fund
Invesco Basic Balanced Fund	Invesco Van Kampen Equity and Income Fund
Invesco Fundamental Value Fund	Invesco Van Kampen Growth and Income Fund
Invesco Large Cap Relative Value Fund	Invesco Van Kampen Growth and Income Fund
     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Target Fund	Acquiring Fund
Invesco Multi-Sector Fund	Invesco Charter Fund
Invesco Dividend Growth Securities Fund	Invesco Diversified Dividend Fund
Invesco Van Kampen Core Equity Fund	Invesco Diversified Dividend Fund
Invesco Financial Services Fund	Invesco Diversified Dividend Fund
     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Target Fund	Acquiring Fund
Invesco Global Dividend Growth Securities Fund	Invesco Global Core Equity Fund
Invesco Van Kampen Global Equity Allocation Fund	Invesco Global Core Equity Fund
Invesco Global Fund	Invesco Global Core Equity Fund
Invesco Van Kampen Global Franchise Fund	Invesco Global Core Equity Fund
     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Target Fund	Acquiring Fund
Invesco Balanced-Risk Retirement 2010 Fund	Invesco Balanced-Risk Now Fund
Invesco Van Kampen Harbor Fund	Invesco Convertible Securities Fund
Invesco Moderate Growth Allocation Fund	Invesco Growth Allocation Fund
Invesco Van Kampen Asset Allocation Growth Fund	Invesco Growth Allocation Fund
Invesco Van Kampen Asset Allocation Moderate Fund	Invesco Moderate Allocation Fund
Invesco Conservative Allocation Fund	Invesco Moderately Conservative Allocation Fund
Invesco Van Kampen Asset Allocation Conservative Fund	Invesco Moderately Conservative Allocation Fund
     AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Target Fund	Acquiring Fund
Invesco Commodities Strategy Fund	Invesco Balanced-Risk Commodity Strategy Fund
Invesco Van Kampen Emerging Markets Fund	Invesco Developing Markets Fund
Invesco Health Sciences Fund	Invesco Global Health Care
Invesco Japan Fund	Invesco Pacific Growth Fund
     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Target Fund	Acquiring Fund
Invesco Global Advantage Fund	Invesco Global Growth Fund
Invesco Van Kampen International Advantage Fund	Invesco International Growth Fund
Invesco Van Kampen International Growth Fund	Invesco International Growth Fund

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Target Fund	Acquiring Fund
Invesco Van Kampen High Yield Fund	Invesco High Yield Fund
Invesco Van Kampen Real Estate Securities Fund	Invesco Real Estate Fund
Invesco LIBOR Alpha Fund	Invesco Short Term Bond Fund
Invesco Van Kampen Limited Duration Fund	Invesco Short Term Bond Fund
Invesco Van Kampen Government Securities Fund	Invesco U.S. Government Fund
Invesco Income Fund	Invesco Van Kampen Corporate Bond Fund
     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Target Fund	Acquiring Fund
Invesco Technology Sector Fund	Invesco Technology Fund
Invesco Van Kampen Technology Fund	Invesco Technology Fund
Invesco Van Kampen Utility Fund	Invesco Utilities Fund
Invesco Mid Cap Basic Value Fund	Invesco Van Kampen American Value Fund
Invesco Mid-Cap Value Fund	Invesco Van Kampen American Value Fund
Invesco Large Cap Basic Value Fund	Invesco Van Kampen Comstock Fund
Invesco Value Fund	Invesco Van Kampen Comstock Fund
Invesco Value Fund II	Invesco Van Kampen Comstock Fund
Invesco Small-Mid Special Value Fund	Invesco Van Kampen Small Cap Value Fund
Invesco Special Value Fund	Invesco Van Kampen Small Cap Value Fund
Invesco US Small Cap Value Fund	Invesco Van Kampen Small Cap Value Fund
Invesco US Small/Mid Cap Value Fund	Invesco Van Kampen Small Cap Value Fund
Invesco Basic Value Fund	Invesco Van Kampen Value Opportunities Fund
     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXMPT FUNDS)

Target Fund	Acquiring Fund
Invesco Municipal Fund	Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Tax-Exempt Securities Fund	Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen Insured Tax Free Income Fund	Invesco Van Kampen Municipal Income Fund
Invesco New York Tax-Free Income Fund	Invesco Van Kampen New York Tax Free Income Fund
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Target Fund	Acquiring Fund
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Global Multi-Asset Fund	Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Dynamics Fund	Invesco V.I. Capital Development Fund
Invesco V.I. Financial Services Fund	Invesco V.I. Dividend Growth Fund
Invesco V.I. Select Dimensions Dividend Growth Fund	Invesco V.I. Dividend Growth Fund
Invesco Van Kampen V.I. Government Fund	Invesco V.I. Government Securities Fund
Invesco Van Kampen V.I. High Yield Fund	Invesco V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund	Invesco V.I. International Growth Fund
Invesco V.I. Large Cap Growth Fund	Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Value Fund	Invesco Van Kampen V.I. Comstock Fund
Invesco V.I. Basic Balanced Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Income Builder Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Select Dimensions Balanced Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Global Dividend Growth Fund	Invesco Van Kampen V.I. Global Value Equity Fund